SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 13, 2004
                Date of Report (Date of earliest event reported)

                              IDENTIX INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                        01-09641                 94-2842496
 (State or other                (Commission File          (I.R.S. Employer
  Jurisdiction of                     Number)             Identification No.)
  Incorporation)

                                5600 Rowland Road
                              Minnetonka, MN 55343
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 952-932-0888

Item 5. Other Events and Regulation FD Disclosure


(c)  Exhibits


The following are filed as Exhibits to this Report:

              Exhibit No   Description of Exhibit

                  99 Press Release dated February 13, 2004, regarding the sale of Identix' Project Management Services Subsidiary

                                    SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                IDENTIX INCORPORATED

                                By:           /s/ Jim Moar
                                              Jim Moar
                                              Chief Operating Officer & Interim
                                              Chief Financial Operator


Date: February 13, 2004